Smith Barney
S&P 500 Index Fund
388 Greenwich Street
New York, New York 10013
1-800-451-2010



Statement of Additional
Information
December 30, 1997 as amended June 17, 1998

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Smith Barney S&P 500 Index Fund (the Fund) dated December 30, 1997, as amended or supplemented from time to time, and should be read in conjunction with the Funds Prospectus. The Fund is a sub-trust of Smith Barney Investment Trust (the Trust). The Funds Prospectus may be obtained from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.
CONTENTS

For ease of reference, the same section headings are used in both the Prospectus and this SAI, except where shown below:

Management of the Fund
 ........................................................
 ...............................
 1
Investment Objective and Management Policies
 ...................................................
 4
Purchase of Shares
 ........................................................
 ........................................
10
Redemption of Shares
 ........................................................
 ...................................
10
Distributor
 ........................................................
 .....................................................
11
Valuation of Shares
 ........................................................
 .......................................
12
Performance Data (See in the Prospectus Performance)
 ...................................
12
Taxes (See in the Prospectus Dividends, Distributions
and Taxes) ..................
13
Additional Information
 .........................................................
 .................................
15

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are the following:

Name
Service
Smith Barney Inc. (Smith
Barney)...................................
Distributor
Travelers Investment Management Company
(TIMCO)
Investment Adviser
Smith Barney Mutual Funds Management Inc.

        (SBMFM)
 ...........................................
 ....................
Administrator
PNC Bank, National Association (PNC Bank)
 ..........
Custodian
First Data Investor Services Group, Inc.
(First Data),
Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.





Trustees and Executive Officers of the Fund

The Trustees and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is indicated by an asterisk.

	Herbert Barg, Trustee (Age 74). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

	*Alfred J. Bianchetti, Trustee (Age 74). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

	Martin Brody, Trustee (Age 76). Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

	Dwight B. Crane, Trustee (Age 59). Professor, Harvard Business School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

	Burt N. Dorsett, Trustee (Age 66). Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

	Elliot S. Jaffe, Trustee (Age 71). Chairman of the Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

	Stephen E. Kaufman, Trustee (Age 65). Attorney. His address is 277 Park Avenue, New York, New York 10172.

	Joseph J. McCann, Trustee (Age 67). Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

	*Heath B. McLendon, Chairman of the Board and Investment Officer (Age
64). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President of SBMFM and Travelers Investment Adviser, Inc. (TIA); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management. Mr. McLendon is Chairman of the Board of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	Cornelius C. Rose, Jr., Trustee (Age 63). President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is Fair Oaks, Enfield, New Hampshire 03748.

	James J. Crisona, Director Emeritus. Attorney; formerly Justice of the Supreme Court of the State of New York. His address is 118 East 60th Street, New York, New York 10022

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney, Chief Financial Officer of the Smith Barney Mutual Funds; Director and Senior Vice President of SBMFM and TIA. His address is 388 Greenwich Street, New York, New York 10013.

	Sandip Bhagat, Vice President and Investment Officer (Age 37). President of TIMCO, prior to 1995, Senior Portfolio Manager of TIMCO. His address is One Tower Square, Hartford, Connecticut, 06183-2030.

	John Lau, Assistant Vice President and Investment Officer (Age 32). Portfolio Manager of TIMCO; prior to 1995, Lead Engineer of knowledge-based engineering projects at United Technologies, Pratt and Whitney Aircraft Engine Division. His address is One Tower Square, Hartford, Connecticut, 06183-2030.

	Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of SBMFM and TIA. Her address is 388 Greenwich Street, New York, New York 10013.

No officer, director or employee of Smith Barney or any parent or subsidiary of Smith Barney receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Trust pays each Trustee who is not an officer, director or employee of Smith Barney or any of their affiliates a fee of $4,000 per annum plus $500 per meeting attended. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

For the calendar year ended November 30, 1997, the Trustees of the Fund were paid the following compensation.

		Total
		Pension or	Compensation	Number of
		Retirement	from Fund	Funds for
	                Aggregate	Benefits Accrued	and Fund	                 Which
Director
	Compensation 	as part of 	Complex	Serves Within
Name of Person	from Fund 	  Fund Expenses  	Paid to Directors	 Fund Complex

Herbert Berg	$0	                    $0		           $105,175
	     18
Alfred Bianchetti	0		       0			51,000
13
Martin Brody	0		       0		             124,286
21
Dwight B. Crane	0		       0		             140,375
24
Burt N. Dorsett*	0		       0			47,400
13
Elliot S. Jaffe	0		       0			51,100
13
Stephen E. Kaufman	0		       0			92,336
15
Joseph J. McCann	0		       0			52,700
13
Heath B. McLendon **	 -		       -			     -
42
Cornelius C. Rose, Jr.	0		       0			51,400
13
James J. Crisona***	0		       0			20,575
12



*	Pursuant to the Funds deferred compensation plan, Mr. Dorsett elected to defer the compensation due to him from the Fund.  As of January 1, 1997,
Mr. Dorsett elected not to defer his future compensation.
**    Designates an interested Director.
***  Upon attainment of age 80,  Fund Trustees are required to change to
emeritus status.  Trustees Emeritus are entitled to                 serve
in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Mr. Crisona is a Director Emeritus and as such may attend meetings but has no voting rights.








Investment Adviser-TIMCO

TIMCO serves as investment adviser to the Fund pursuant to a written agreement (the Advisory Agreement). The services provided by the Investment Adviser under the Advisory Agreement are described in the Prospectus under Management of the Fund. The Investment Adviser will pay the salary of any officer and employee who is employed by both it and the Fund. The Investment Adviser will bear all expenses in connection with the performance of its services. The Investment Adviser is a wholly owned subsidiary of Travelers Group Inc. (Travelers). As compensation for the Investment Advisers investment advisory services rendered to the Fund, the Fund will pay a fee computed daily and paid monthly at the annual rate of 0.15% of the Funds average daily net assets.

Administrator-SBMFM

SBMFM serves as administrator to the Fund pursuant to a written agreement (the Administration Agreement). The services provided by the Administrator under the Administration Agreement are described in the Prospectus under Management of the Fund. The Administrator will pay the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As compensation for administrative services rendered to the Fund, the Administrator will receive a fee computed daily and paid monthly at the annual rate of 0.10% of the value of the Funds average daily net assets.

The Fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of the Investment Adviser or the Administrator or their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agents fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders reports and shareholder meetings; and meetings of the officers or Board of Trustees of the Fund.

Counsel and Auditors

Willkie Farr & Gallagher serves as counsel to the Trust. The Trustees who are not interested persons of the Fund have selected Stroock & Stroock & Lavan LLP to serve as their legal counsel.

KPMG Peat Marwick LLP, independent accountants, 345 Park Avenue, New York, New York 10154, serve as auditors of the Trust and will render an opinion on the Trusts financial statements annually beginning with the fiscal period ending November 30, 1998.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Funds investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to such investments, policies and strategies.

Money Market Instruments. The Fund may invest in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities (U.S. government securities); certificates of deposit, time deposits and bankers acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit (CDs) are short-term, negotiable obligations of commercial banks. Time deposits (TDs) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the FDIC). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (State Branches) may or may not be required: (a) to pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) to maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Investment Adviser will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its portfolio securities to the Investment Adviser or the Administrator or their affiliates unless they have applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Funds portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Trusts Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Investment Adviser to be of good standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower; and/or (b) a third party, which is unaffiliated with the Fund, the Investment Adviser or Administrator and which is acting as a finder.

Futures. The Fund may enter into stock index futures contracts and related options that are traded thereon. A stock index futures agreement is a contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Funds existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund will be subject to the ability of the Investment Adviser to predict correctly changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the Fund being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index and movements in the price of the securities that are the subject of a hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the Fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If the Fund hedges against the possibility of a change in market conditions adversely affecting the value of securities held in its portfolio and market conditions move in a direction opposite to that which has been anticipated, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in interest rates, market conditions or currency values, as the case may be.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writers futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the Investment Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

Foreign Securities and American Depository Receipt   The Fund may purchase
common stocks, including American Depository Receipts, of foreign corporations represented in the S&P 500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). the Funds investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designed for use in the U.S securities markets.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Funds shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Funds outstanding shares. The remaining restrictions may be changed by the Funds Board of Trustees at any time. In accordance with these restrictions, the Fund will not:

1.	Invest in a manner that would cause it to fail to be a diversified company under the 1940 Act and the rules, regulations and orders thereunder.

2.	Issue senior securities as defined in the 1940 Act,  and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.   	Invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from:
(a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds investment objective and policies); or (d) investing in real estate investment trust securities.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

 9.   	Invest in oil, gas or other mineral exploration or development programs.

    10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

11.   Invest for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Certain Investment Activities

While the Fund is authorized to borrow money from banks for purposes of investment (leveraging), it has no current intention of engaging in these investment activities and will do so only when the Trusts Board of Trustees determines that such activity is in the best interests of shareholders.

Portfolio Turnover

Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Funds target index. Because of this, the turnover rate for the Fund will be relatively low.


Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by the Investment Adviser, subject to the overall supervision and review of the Trusts Board of Trustees. Portfolio securities transactions for the Fund are effected by or under the supervision of the Investment Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Funds policy to seek the best overall terms available. The Investment Adviser, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Investment Adviser receives research, statistical and quotation services from several broker-dealers with which it places the Funds portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Investment Advisers fee under the Advisory Agreement is not reduced by reason of its receiving such brokerage and research services. The Trusts Board of Trustees, in its discretion, may authorize the Investment Adviser to cause the Fund to pay a broker that provides brokerage and research services to the Investment Adviser a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Funds Board of Trustees has determined that any portfolio transaction for the Fund may be executed through Smith Barney or an affiliate of Smith Barney if, in the Investment Advisers judgment, the use of Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized Smith Barney to effect such transactions; and (b) Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Investment Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Investment Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.


PURCHASE OF SHARES

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for shares of the Fund is equal to the net asset value per share at the time of purchase. The method of computation of the public offering price is shown in the Funds financial statements incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of the Funds investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Funds shareholders.

Distributions in Kind

If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the Funds remaining shareholders to make a redemption payment wholly in cash, the Trust may pay in respect of the Fund, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Funds net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the Withdrawal Plan) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholders investment in the Fund, there will be a reduction in the value of the shareholders investment and continued withdrawal payments will reduce the shareholders investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with First Data as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. Applications for participation in the Withdrawal Plan must be received by First Data no later than the eighth day of the month to be eligible for participation beginning with that months withdrawal. For additional information, shareholders should contact a financial consultant.


DISTRIBUTOR

Smith Barney serves as a distributor for the Fund on a best efforts basis pursuant to a written agreement.

When payment is made by the investor, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investors brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the Smith Barney money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Trusts Board of Trustees has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the distribution agreements for continuance.


Shareholding Servicing Arrangements

To compensate Smith Barneys Financial Consultants for the services they provide to Fund shareholders, the Fund has adopted a services plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee, for Class A shares accrued daily and paid monthly, calculated at the annual rate of 0.20% of the value of the Funds average daily net assets attributable to Class A shares. Class D shares are not subject to a service fee.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Trusts Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in the distribution agreement (the Independent Trustees). The Plan may not be amended to increase the amount of the service fees without shareholder approval, and all amendments of the Plan also must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities. Pursuant to the Plan, the Funds distributor will provide the Board of Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

The net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by the Fund in valuing its assets.

Securities that are traded on a national securities exchange will be valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Trusts Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trusts Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Securities and other assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trustee of the Trust.

PERFORMANCE DATA

From time to time, the Fund may quote its total return in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Funds shares. Such performance information may include the following industry and financial publications: Barrons, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.


Average Annual Total Return

Average annual total return figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
P (1 + T)n =
ERV

Where:
P
=
a hypothetical initial payment of $1,000.

T
=
average annual total return.

n
=
number of years.

ERV
=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Aggregate Total Return

Aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

ERV-P
    P

Where:
P
=
a hypothetical initial payment of $10,000.

ERV
=
Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


Performance will vary from time to time depending on market conditions, the composition of the Funds portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

TAXES

The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

The Trust intends to qualify each year as a regulated investment company under the Code. If the Fund (a) qualifies as a regulated investment company and (b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, its net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders.

As described above, the Fund may invest in futures contracts and options on futures contracts that are traded on a U.S exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Fund and, thus, will affect the amount of capital gains distributed to the Funds shareholder.

For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as Section 1256 Contracts) would, as a general rule, be taxed pursuant to a special mark-to-market system. Under the mark-to-market system, the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and as a result, the mark-to market will generally affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both Section 1256 and offsetting positions in those contracts, then the Fund may not be able to receive the benefit of certain realized losses for an indeterminate period of time. The Fund expects that its activities with respect to Section 1256 Contracts and offsetting position in those Contracts (1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (2) will permit it to use substantially all of its losses for the fiscal years in which the losses actually occur.

Gains or losses on the sales of stock or securities by the Fund generally will be long-term capital gains or losses if the Fund has held the stock or securities for more than one year. Gains or losses on sales of stock or securities held for not more than one year generally will be short-term capital gains or losses.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the Fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the United States to reduce or eliminate such taxes. Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in the Fund. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

Any net long-term capital gains realized by the Fund will be distributed annually as described in the Prospectus. Such distributions (capital gain dividends) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Funds prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individuals taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholders regular Federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

PNC Bank, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under its agreement with the Trust on behalf of the Fund, PNC Bank holds the Funds portfolio securities and keeps all necessary accounts and records. For its services, PNC Bank receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trusts transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust and distributes dividends and distributions payable by the Trust. For these services, First Data receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses





					Smith Barney

					S&P 500 Index Fund



Statement of

Additional
Information















December 30, 1997




Smith Barney
S&P 500 Index Fund
388 Greenwich Street
New York, New York 10013
								SMITH BARNEY
								A Member of Travelers Group




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